                                                                    EXHIBIT 10.5

                                XOOM.COM, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------

          The following constitute the provisions of the 1998 Employee Stock Purchase Plan of XOOM.com, Inc.

          1.  Purpose.  The purpose of the Plan is to provide employees of the
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Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

          2.  Definitions.  As used herein, the following definitions shall
              -----------
apply:

          (a) "Applicable Laws" means the legal requirements relating to the
               ---------------
administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

          (b) "Board" means the Board of Directors of the Company.
               -----

          (c) "Change in Control" means a change in ownership or control of the
               -----------------
Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Common Stock" means the common stock of the Company.
               ------------

          (f) "Company" means XOOM.com, Inc., a Delaware corporation.
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          (g) "Compensation" means an Employee's base salary from the Company or
               ------------
one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

          (h) "Corporate Transaction" means any of the following transactions:
               ---------------------

              (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

              (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

              (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

              (4) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Plan Administrator determines shall not be a Corporate Transaction

          (i) "Designated Parents or Subsidiaries" means the Parents or
               ----------------------------------
Subsidiaries which have been designated by the Plan Administrator from time to time as eligible to participate in the Plan.

          (j) "Effective Date" means the effective date of the Registration
               --------------
Statement relating to the Company's initial public offering of its Common Stock. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

          (k) "Employee" means any individual, including an officer or director,
               --------
who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

          (l) "Enrollment Date" means the first day of each Offer Period.
               ---------------

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Exercise Date" means the last day of each Purchase Period.
               -------------

          (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (1) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a share of Common Stock for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Common Stock on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable;

              (2) In the absence of an established market of the type described in (1), above, for the Common Stock, and subject to (3), below, the Fair Market Value thereof shall be determined by the Plan Administrator in good faith; or

              (3) On the initial Effective Date of the Plan, the Fair Market Value shall be the price at which the Board, or if applicable, the Pricing Committee of the Board, and the underwriters agree to offer the Common Stock to the public in the initial public offering of the Common Stock, net of discounts and underwriting commissions.

          (p) "Offer Period" means an Offer Period established pursuant to
               ------------
Section 4 hereof.

          (q) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (r) "Participant" means an Employee of the Company or Designated
               -----------
Parent or Subsidiary who is actively participating in the Plan.

          (s) "Plan" means this Employee Stock Purchase Plan.
               ----

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

          (t) "Plan Administrator" means either the Board or a committee of the
               ------------------
Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

          (u) "Purchase Period" means a period of approximately six months,
               ---------------
commencing on January 1 and July 1 of each year and terminating on the next following June 30 or December 31, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on June 30, 1999.

          (v) "Purchase Price" shall  mean an amount equal to 85% of the Fair
               --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (w) "Reserves" means the sum of the number of shares of Common Stock
               --------
covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (x) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

          3.  Eligibility.
              -----------

          (a) General.  Any individual who is an Employee on a given Enrollment
              -------
Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

          (b) Limitations on Grant and Accrual.  Any provisions of the Plan to
              --------------------------------
the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his/her rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

          (c) Other Limits on Eligibility.  Notwithstanding Subsection (a),
              ---------------------------
above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is twenty (20) hours or less per week; (ii) Employees whose customary employment is for not more than five (5) months in any calendar year; (iii) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan, and (iv) Employees who commence such employment after the initial Effective Date of the Plan and who have been so employed by the Company for less than six (6) months.

          4.  Offer Periods.
              -------------

          (a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing each January 1 and July 1 following the Effective Date (except that the initial Offer Period shall commence on the Effective Date and shall end on December 31, 2000). The Plan Administrator shall have the authority to change the length of any Offer Period and the length of Purchase Periods within any such Offer Period subsequent to the initial Offer Period by announcement at least thirty (30) days prior to the commencement of the Offer Period and to determine whether subsequent Offer Periods shall be consecutive or overlapping.

          (b) A Participant shall be granted a separate option for each Offer Period in which he/she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

          (c) An Employee may participate in only one Offer Period at a time. Accordingly, except as provided in Section 4(d), an Employee who wishes to join a new Offer Period must withdraw from the current Offer Period in which he/she is participating and must also enroll in the new Offer Period prior to the Enrollment Date for that Offer Period.

          (d) If on the first day of any Purchase Period in an Offer Period in which a Participant is participating, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Enrollment Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Participant is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

          (e) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

          5.  Participation.
              -------------

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the designated payroll office of the Company at least ten (10) business days prior to

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

the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Plan Administrator for all eligible Employees with respect to a given Offer Period.

          (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

          6.  Payroll Deductions.
              ------------------

          (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which he/she receives during the Offer Period.

          (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan and will be withheld in whole percentages only.
A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue his/her participation in the Plan as provided in Section 10, or may decrease the rate of his/her payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan authorizing a decrease in the payroll deduction rate. The decrease in rate shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant may increase or decrease the rate of his/her payroll deductions for a future Offer Period by filing with the Company a change of status notice authorizing an increase or decrease in the payroll deduction rate within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Offer Period. A Participant may not increase the rate of his/her payroll deductions for an existing Offer Period. A Participant's subscription agreement shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Plan Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

          7.   Grant of Option.  On the Enrollment Date, each Participant in
               ---------------
such Offer Period shall be granted an option to purchase on each Exercise Date of such Offer Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided (i) that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof, and (ii) the maximum number of shares of Common Stock a Participant shall be permitted to purchase in any Purchase Period shall be one thousand two hundred fifty (1,250) shares, subject to adjustment as provided in
Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

          8.   Exercise of Option.  Unless a Participant withdraws from the Plan
               ------------------
as provided in Section 10, below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him/her.

          9.   Delivery.  Upon receipt of a request from a Participant after
               --------
each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of his/her option.

          10.  Withdrawal; Termination of Employment.
               -------------------------------------

          (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her option under the Plan at any time by submitting a change of status notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in Section 2(j)), the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under
Section 14, and such Participant's option will be automatically terminated.

          11.  Interest.  No interest shall accrue on the payroll deductions
               --------
credited to a Participant's account under the Plan.

          12.  Stock.
               -----

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be three hundred thousand (300,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Plan Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his/her spouse.

          13.  Administration.  The Plan shall be administered by the Plan
               --------------
Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

          14.  Designation of Beneficiary.
               --------------------------

          (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the Participant (and his/her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Plan Administrator), the Plan Administrator, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Plan Administrator, then to such other person as the Plan Administrator may designate.

          15.  Transferability. Neither payroll deductions credited to a
               ---------------
Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

          16.  Use of Funds.  All payroll deductions received or held by the
               ------------
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          17.  Reports.  Individual accounts will be maintained for each
               -------
Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

          18.  Adjustments Upon Changes in Capitalization; Corporate
               -----------------------------------------------------
Transactions.
------------

          (a)  Adjustments Upon Changes in Capitalization.  Subject to any
               ------------------------------------------
required action by the stockholders of the Company, the Reserves, the Purchase Price, as well as any other terms that the Plan Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or
(iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive. Except as the Plan Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

          (b)  Corporate Transactions.  In the event of a proposed Corporate
               ----------------------
Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Plan Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Plan Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his/her option has been changed to the

New Exercise Date and that his/her option will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Plan Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

          19.  Amendment or Termination.
               ------------------------

          (a) The Plan Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offer Period may be terminated by the Plan Administrator on any Exercise Date if the Plan Administrator determines that the termination of the Offer Period is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of reductions in the amount withheld during Offer Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Plan.

          20.  Notices.  All notices or other communications by a Participant to
               -------
the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt thereof.

          21.  Conditions Upon Issuance of Shares.  Shares shall not be issued
               ----------------------------------
with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

          22.  Term of Plan.  The Plan shall become effective upon the earlier
               ------------
to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

          23.  Stockholder Approval.  Continuance of the Plan shall be subject
               --------------------
to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

          24.  No Employment Rights.  The Plan does not, directly or indirectly,
               --------------------
create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

          25.  No Effect on Retirement and Other Benefit Plans.  Except as
               -----------------------------------------------
specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

          26.  Effect of Plan.  The provisions of the Plan shall, in accordance
               --------------
with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

          27.  Governing Law.  The Plan is to be construed in accordance with
               -------------
and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

                                   EXHIBIT A


                                XOOM.com, Inc. 1998 Employee Stock Purchase Plan
                                                          SUBSCRIPTION AGREEMENT

                                   Effective with the Offer Period beginning on:

           [_]  ESPP Effective Date  [_]  January 1, 1999  or  [_]  July 1, 1999

1.   PERSONAL INFORMATION *MODIFY DATA REQUESTED AS APPROPRIATE**

     Legal Name (Please Print)____________________________________________        __________            ____________________________

                                 (Last)       (First)        (MI)                  Location               Department

     Street Address_______________________________________________________        __________________________________________________

                                                                                  Daytime Telephone

     City, State/Country, Zip_____________________________________________        _________________________________________________
                                                                                  E-Mail Address
     Social Security No. __ __ __ - __ __ - __ __ __   Employee I.D. No.___       ________________________________________________
                                                                                  Manager                      Mgr. Location

2. ELIGIBILITY Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the XOOM.com, Inc. 1998 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.
3. DEFINITIONS Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.
4. SUBSCRIPTION I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.
5. Payroll Deduction Authorization I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 10% of Compensation nor $21,250 per calendar year):
6. ESPP ACCOUNTS AND PURCHASE PRICE I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.
7. WITHDRAWAL AND CHANGES IN PAYROLL DEDUCTION I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Purchase Period by completing and timely filing a Change of Status Notice. I MAY NOT INCREASE THE RATE OF MY PAYROLL DEDUCTIONS DURING ANY ONGOING OFFER PERIOD IN WHICH I AM A PARTICIPANT. I may increase or decrease the rate of payroll deductions for future Offer Periods by timely filing a Change of Status Notice.
8. PERPETUAL SUBSCRIPTION I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.
9. TAXES I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during

*    Less than
**   Greater than
     which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.
10. DESIGNATION OF BENEFICIARY In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and
     shares due to me under the ESPP:    [_] I am single     [_] I am married

     Beneficiary (please print)_____________________________________________________       Relationship to Beneficiary (if any)
                                  (Last)               (First)                (MI)

     Street Address_________________________________________________________________       ____________________________________

     City, State/Country, Zip_______________________________________________________

11. TERMINATION OF ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date (after purchase of shares on such date) within each outstanding Offer Period.

     Date: ________________        Employee Signature:_______________________________________________________

                                                      _______________________________________________________
                                                      spouse's signature (if beneficiary is other than spouse)

                                   EXHIBIT B

                                XOOM.com, Inc. 1998 Employee Stock Purchase Plan
                                                         CHANGE OF STATUS NOTICE


___________________________________
Participant Name (Please Print)


___________________________________
Social Security Number


================================================================================
 [_] WITHDRAWAL FROM ESPP

     I hereby withdraw from the XOOM.com, Inc. 1998 Employee Stock Purchase Plan (the "ESPP") and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

================================================================================
 [_] DECREASE IN PAYROLL DEDUCTION

     I hereby elect to decrease my rate of payroll deduction under the ESPP as follows (select one):

     [_]  CURRENT PURCHASE PERIOD

          Decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company's receipt of this notice, unless this change is processed more quickly.

     [_]  NEXT OFFER PERIOD

          Decrease in payroll deduction will be effective for the next Offer Period in which I am enrolled commencing no fewer than ten (10) business days following the Company's receipt of this notice.

================================================================================
 [_] INCREASE IN PAYROLL DEDUCTION

     I hereby elect to increase my rate of payroll deduction under the ESPP effective for the next Offer Period in which I am enrolled commencing no fewer than ten (10) business days following the Company's receipt of this notice.

================================================================================
 [_] CHANGE OF BENEFICIARY          [_]  I am single    [_]  I am  married

     This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

 Beneficiary (please print) ____________________________________________________       Relationship to Beneficiary  (if any)
                                (Last)             (First)                (MI)

 Street Address ________________________________________________________________      ______________________________________

 City, State/Country, Zip_______________________________________________________

================================================================================

  Date:  __________________________________________     Employee Signature:_______________________________________________________

                                                                           _______________________________________________________
                                                                           spouse's signature (if beneficiary is other than spouse)

                                      B-2